EXHIBIT 10.2

PERFUMANIA HOLDINGS, INC.

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 11 day of August, 2008, by and among Perfumania Holdings, Inc. (f/k/a E Com Ventures, Inc.), a Florida corporation (the “Company”), and each of the shareholders of Model Reorg, Inc., a New York corporation (“Model Reorg”), listed on Schedule A hereto.

RECITALS

WHEREAS, the Company, Model Reorg Acquisition LLC, a Delaware limited liability company, Model Reorg and the Shareholders have entered into an Agreement and Plan of Merger dated as of December 21, 2007, as amended July 8, 2008 (the “Merger Agreement”), pursuant to which the Shareholders will receive, in exchange for their shares of Model Reorg common stock, shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and Common Stock Purchase Warrants to acquire Common Stock (the “Warrants”); and

WHEREAS, it is a condition of the Merger Agreement that the parties hereto enter into this Agreement providing for the Company to register the shares of Common Stock issuable to the Shareholders under the Merger Agreement (excluding any Common Stock issued or issuable upon exercise of any of the Warrants) as set forth herein;

NOW THEREFORE, the parties hereby agree as follows:

1. DEFINITIONS. For purposes of this Agreement:

1.1 “Common Stock” means shares of the Company’s common stock, par value $0.01 per share.

1.2 “Company” means Perfumania Holdings, Inc. (VIA E Com Ventures, Inc.), any successor thereto by operation of law, and any other company whose shares are issued upon conversion of, or whose shares are exchanged for, substantially all of the outstanding shares of Common Stock pursuant to a merger, consolidation or other recapitalization transaction.

1.3 “Damages” means any loss, damage, or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company filed pursuant hereto, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law based upon, or arising out of, any of such party’s obligations arising hereunder.

1.4 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

1.5 “Excluded Registration” means (i) a registration of the sale of securities to directors, employees or consultants of the Company or a subsidiary pursuant to a bona fide compensatory arrangement; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; (iv) a registration solely of debt or nonconvertible preferred stock; or (v) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.6 “GAAP” means generally accepted accounting principles in the United States.

1.7 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, domestic partner, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

1.8 “Majority in Interest” means Shareholders holding a majority of the Registrable Securities as to which Shareholders have requested inclusion in a registration under Section 2.1.

1.9 “Participating Holder” means a holder of Company securities that is described in clause (a). of Section 2.8 and that, in compliance with Section 2.8, has acquired rights to have such securities registered under the Securities Act by having them included in a registration statement filed by the Company.

1.10 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.11 “Registrable Securities” means those shares of Common Stock issued pursuant to the Merger Agreement (other than (i) any that have been transferred by a Shareholder in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 3.1, (ii) any for which registration rights have terminated pursuant to Section 2.9, and (iii) any Common Stock issued or issuable upon exercise of any of the Warrants) and all shares of Common Stock or other securities issued upon conversion or exchange or otherwise in respect thereof, including without limitation pursuant to any stock dividend, stock split, merger, consolidation or other recapitalization transaction.

1.12 “Restated Certificate” means the Amended and Restated Certificate of Incorporation of the Company.

1.13 “SEC” means the Securities and Exchange Commission.

1.14 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as in effect from time to time.

1.15 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act, as in effect from time to time.

1.16 “Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

1.17 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and the fees and expenses of counsel to the selling Shareholders.

1.18 “Shareholder” means a shareholder of Model Reorg listed on Schedule A and his, her or its respective successors and other assigns complying with Section 3.1.

2. REGISTRATION RIGHTS. The Company covenants and agrees as follows:

2.1 Company Registration. Promptly after the Company determines to register (including, for this purpose, a registration by the Company for holders of Common Stock other than the Shareholders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall give each Shareholder written notice of such proposed registration. Upon the request of any Shareholder given within twenty (20) days after such notice, the Company shall, subject to the provisions of Section 2.2, cause to be registered all of the Registrable Securities that each such Shareholder has requested to be included in such registration,

2.2 Underwriting Requirements.

(a) If the Shareholders intend to distribute the Registrable Securities covered by their registration request by means of an underwriting, they shall so advise the Company and will select (by a Majority in Interest) such underwriter(s) as shall be reasonably acceptable to the Company. In such event, the right of any Shareholder to include such Shareholder’s Registrable Securities in such registration shall be conditioned upon such Shareholder’s participation in such underwriting and the inclusion of such Shareholder’s Registrable Securities in the underwriting to the extent provided herein. All Shareholders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.3(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting.

(b) Notwithstanding any other provision of this Section 2.2, if the underwriter(s) referred to in clause (a) advise(s) such Shareholders in writing that marketing factors require a limitation on the number of shares to be underwritten, the maximum number of Registrable Securities and securities to be registered on behalf of all Participating Holders that may be included in the underwriting shall be allocated among such Shareholders and Participating Holders in proportion (as nearly as practicable) to the number of Registrable Securities for which each Shareholder and Participating Holder requested registration; provided, however, that the number of Registrable Securities held by the Shareholders to be included in such underwriting shall not be reduced unless all other securities (other than securities to be sold by the Company and Participating Holders) are first entirely excluded from the underwriting.

(c) For purposes of any apportionment under Section 2.2(b), a Shareholder and any of such Shareholder’s transferees shall be deemed to be a single “Shareholder,” and any pro rata reduction with respect to such “Shareholder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “Shareholder,” as defined in this sentence.

2.3 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, upon the request of a Majority in Interest, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Shareholders refrain, at the written request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration and (ii) in the case of any registration of Registrable Securities that are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended for up to an additional sixty (60) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) subject to clause (i), prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to keep such registration statement effective for the period specified in clause (a) and to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Shareholders such numbers of copies of the prospectus, including a preliminary prospectus, included in the registration statement, and such other documents, as the Shareholders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Shareholders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) promptly make available (subject to reasonable confidentiality requirements) for inspection by the selling Shareholders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Shareholders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or reasonably advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(g) notify each selling Shareholder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(h) after such registration statement becomes effective, notify each selling Shareholder of any request by the SEC that the Company amend or supplement such registration statement or prospectus; and

(i) immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, at the request of a Majority in Interest, the Company shall promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided that the Company may po’stpone for up to ninety (90) days the delivery of any such supplement or amendment if the Company’s Board of Directors determines in good faith that disclosure of the new information to be contained therein would reasonably be expected to have a material adverse effect on (i) any proposal or plan by the Company or any of its affiliates to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or (ii) any pending or threatened litigation to which the Company is, or is threatened to be made, a party; and

(j) in the case of an underwritten offering, use its best efforts to furnish, at the request of any Shareholder whose Registrable Securities are included in the registration statement, on the date on which such Registrable Securities are sold to the underwriter, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and such Shareholder and (ii) a “comfort” letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any.

2.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Shareholder that such Shareholder shall furnish to the Company such information regarding such Shareholder, the Registrable Securities held by such Shareholder, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Shareholder’s Registrable Securities.

2.5 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Section 2, including all registration, filing, and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, shall be borne and paid by the Company, whether or not any such registration or qualification becomes effective. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Shareholders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.6 Withdrawal of Registration. The Company shall have the right to terminate or withdraw any registration initiated by it before the effective date thereof, whether or not any Shareholder has elected to include Registrable Securities in such registration, without liability of the Company to any holder of Registrable Securities except for payment of registration expenses as provided in Section 2.5. Any Shareholder may withdraw any Registrable Securities from any registration before the effective date of such registration without liability to the Company or any other holder of Common Stock except for payment of such Shareholder’s portion of any Selling Expenses incurred with respect to the period before such withdrawal.

2.7 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Shareholder, and the partners, members, officers, directors, and shareholders of each such Shareholder, legal counsel for each such Shareholder, any underwriter (as defined in the Securities Act) for each such Shareholder, and each Person, if any, who controls such Shareholder, underwriter or other Person within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Shareholder, underwriter, controlling Person, or other aforementioned Person any legal fees and other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Shareholder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Shareholder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel for the Company, any underwriter (as defined in the Securities Act), any other Shareholder selling securities in such registration statement, and any controlling Person of any such underwriter, other Shareholder or other Person, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Shareholder expressly for use in connection with such registration; and each such selling Shareholder will pay to the Company and each other aforementioned Person any legal fees and other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Shareholder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Shareholder by way of indemnity or contribution under Sections 2.7(b) and 2.7(d) exceed the proceeds from the offering received by such Shareholder (net of any Selling Expenses paid by such Shareholder).

(c) Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel reasonably mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action will not relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, except to the extent, and only to the extent, that such failure actually and materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (1) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Section 2.7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Section 2.7 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Section 2.7, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall the aggregate amounts payable by any Shareholder by way of indemnity or contribution under Sections 2.7(b) and 2.7(d) exceed the proceeds from the offering received by such Shareholder (net of any Selling Expenses) paid by such Shareholder).

(e) Notwithstanding the foregoing, to the extent that any provision on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering is in conflict with any of the foregoing provisions, the provision in the underwriting agreement shall control.

(f) The obligations of the Company and Shareholders under this Section 2.7 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.8 Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, enter into any agreement that would (x) allow any holder or prospective holder of any securities of the Company to include such securities in any registration under the Securities Act or (y) require the Company to comply with any demand or request by or on behalf of such holder or prospective holder for registration of any securities held by or on behalf of such holder or prospective holder unless (a) such holder or prospective holder is (i) an institutional investor or financial institution that, with the approval of the Board of Directors of the Company, has provided bona fide debt or equity financing to the Company and/or (ii) a holder of Company securities issued with the approval of the Board of Directors of the Company as consideration for the acquisition of a business or assets, and such agreement is entered into as a condition of such financing or acquisition and (b) the terms of such agreement allow the Company to comply with Section 2.1 hereof and require such holder or prospective holder to (i) comply with the underwriting requirements in Section 2.2(a) hereof together with the Shareholders and (ii) include such securities in any such registration only pro rata with the Registrable Securities in compliance with Section 2.2(b) hereof. The Company represents and warrants that no such rights exist as of the date of this Agreement, except as pursuant to this Agreement.

2.9 Termination of Registration Rights. The right of any Shareholder to request inclusion of Registrable Securities in any registration pursuant to Section 2.1 shall terminate on the date that such Shareholder is able to sell, during any three-month period without limitation under Rule 144 of the amount of securities to be sold, all of the remaining Registrable Securities held by or then issuable to such Shareholder.

3. MISCELLANEOUS.

3.1 Successors and Assigns. The rights of a Shareholder under this Agreement may be assigned (but only subject to assumption of all related obligations) by a Shareholder to a transferee of Registrable Securities; provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred and such transferee agrees in a written instrument delivered to the Company to assume and be bound by the terms and conditions of this Agreement as a Shareholder hereunder. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective heirs, executors, administrators, legal representatives, successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.2 Governing Law. This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

3.3 Counterparts. This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or in the case of the Company, to the principal office of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 3.4.

3.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the Shareholders holding a majority of the Registrable Securities then held by all Shareholders; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Shareholder without the written consent of such Shareholder, unless such amendment, termination, or waiver applies to all Shareholders in the same fashion. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 3.5 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.6 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.7 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.8 Dispute Resolution. The dispute resolution provisions of the Merger Agreement shall apply to all disputes arising hereunder as if set forth in full herein.

3.9 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.9.

3.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

PERFUMANIA HOLDINGS, INC.

By:		/s/ Michael W. Katz
Name:		Michael W. Katz
Title:		President and CEO

SHAREHOLDERS:

/s/ Glenn Nussdorf
Glenn Nussdorf

/s/ Michael W. Katz
Michael W. Katz, as attorney-in-fact for Stephen Nussdorf

/s/ Arlene Nussdorf
Arlene Nussdorf

/s/ Rene Garcia
Rene Garcia

THE JACQUELINE MARIE GARCIA 2006 FAMILY TRUST u/t/a dated October 30, 2006

	By:	/s/ Rene Garcia
RENE A. GARCIA, Trustee

	By:	/s/ Rafael Villoldo
RAFAEL VILLOLDO, Trustee

THE CAROLINA MARIE GARCIA 2006 FAMILY TRUST u/t/a dated October 30, 2006

By:	/s/ Rene Garcia
RENE A. GARCIA, Trustee

By:	/s/ Rafael Villoldo
RAFAEL VILLOLDO, Trustee

IRREVOCABLE TRUST FOR VICTOR GARCIA u/t/a dated October 30, 2006

By:	/s/ Rene Garcia
RENE A. GARCIA, Trustee

By:	/s/ Rafael Villoldo
RAFAEL VILLOLDO, Trustee

SCHEDULE A

SHAREHOLDERS

Glenn Nussdorf

Stephen Nussdorf

Arlene Nussdorf

Rene Garcia

The Jacqueline Marie Garcia 2006 Family Trust u/t/a dated October 30, 2006

The Carolina Marie Garcia 2006 Family Trust u/t/a dated October 30, 2006

Irrevocable Trust for Victor Garcia u/t/a dated October 30, 2006